                                                                   Exhibit 10(j)

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                               MERCK & CO., INC.


                         Plan for Deferred Payment of
                            Directors' Compensation

                 (Amended and Restated as of November 1, 2000)



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                               TABLE OF CONTENTS

                                                                                                               Page
Article I       Purpose                                                                                         1

Article II      Election of Deferral, Measurement Methods and Distribution Schedule                             1

Article III     Valuation of Deferred Amounts                                                                   2

Article IV      Redesignation Within a Deferral Account                                                         3

Article V       Redesignation of Deferred Amounts Measured by                                                   4
                Certain Measurement Methods on February 1, 2000

Article VI      Payment of Deferred Amounts                                                                     4

Article VII     Designation of Beneficiary                                                                      6

Article VIII    Plan Amendment or Termination                                                                   6

Schedule A      Measurement Methods                                                                             7

                                      (i)

                               MERCK & CO., INC.
                         PLAN FOR DEFERRED PAYMENT OF
                            DIRECTORS' COMPENSATION

I.   PURPOSE

     To provide an arrangement under which directors of Merck & Co., Inc. other than current employees may (i) elect to voluntarily defer payment of the annual retainer and meeting and committee fees until after termination of their service as a director, and (ii) value compensation mandatorily deferred on their behalf.

II.  ELECTION OF DEFERRAL, MEASUREMENT METHODS AND DISTRIBUTION SCHEDULE

     A.   Election of Voluntary Deferral Amount
          -------------------------------------

     1. Prior to December 28 of each year, each director is entitled to make an irrevocable election to defer until termination of service as a director receipt of payment of (a) 50% or 100% of the retainer for the 12 months beginning April 1 of the next calendar year, (b) 50% or 100% of the Committee Chairperson retainer beginning April 1 of the next calendar year, and (c) 50% or 100% of the meeting and committee fees for the 12 months beginning April 1 of the next calendar year.

     2. Prior to commencement of duties as a director, a director newly elected or appointed to the Board during a calendar year must make the election under this paragraph for the portion of the Voluntary Deferral Amount applicable to such director's first year of service (or part thereof).

     3. The Voluntary Deferral Amount shall be credited as follows: (1) Meeting and committee fees that are deferred are credited as of the day the director's services are rendered; (2) if the Board retainer and/or Committee Chairperson retainer is deferred, a pro-rata share of the deferred retainer is credited on the last business day of each calendar quarter. The dates the Voluntary Deferral Amount, or parts thereof, are credited to the director's deferred account are hereinafter referred to as the Voluntary Deferral Dates.

     B.   Mandatory Deferral Amount
          -------------------------

     1. On the Friday following the Company's Annual Meeting of Stockholders (such Friday hereinafter referred to as the "Mandatory Deferral Date"), each director will be credited with an amount equivalent to one-third of the annual cash retainer for the 12 month period beginning on the April 1 preceding the Annual Meeting (the "Mandatory Deferral Amount"). The Mandatory Deferral Amount will be measured by the Merck Common Stock account.

     2. A director newly elected or appointed to the Board after the Mandatory Deferral Date will be credited with a pro rata portion of the Mandatory Deferral Amount applicable to such director's first year of service (or part thereof). Such pro rata portion shall be credited to the director's account on the first day of such director's service.

     C.   Election of Measurement Method
          ------------------------------

          Each such annual election referred to in Section A shall include an election as to the measurement method or methods by which the value of amounts deferred will be measured in accordance with Article III, below. The available measurement methods are set forth on Schedule A hereto.

     D.   Election of Distribution Schedule
          ---------------------------------

          Each annual election referred to in Section A above shall also include an election to receive payment following termination of service as a director of all Voluntary Deferral Amounts and Mandatory Deferral Amounts in a lump sum either immediately or one year after such termination, or in quarterly or annual installments over five, ten or fifteen years.

III. VALUATION OF DEFERRED AMOUNTS

     A.   Common Stock
          ------------

     1. Initial Crediting. The annual Mandatory Deferral Amount shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of the Common Stock on the New York Stock Exchange on the Mandatory Deferral Date.

          That portion of the Voluntary Deferral Amount allocated to Merck Common Stock shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of the Common Stock on the New York Stock Exchange on the applicable Voluntary Deferral Date.

          However, should it be determined by the Committee on Directors of the Board of Directors that a measurement of Merck Common Stock on any Mandatory or Voluntary Deferral Date would not constitute fair market value, then the Committee shall decide on which date fair market value shall be determined using the valuation method set forth in this
          Article III, Section A.1.

          At no time during the deferral period will any shares of Merck Common Stock be purchased or earmarked for such deferred amounts nor will any rights of a shareholder exist with respect to such amounts.

     2. Dividends. Each director's account will be credited with the additional number of full and partial shares of Merck Common Stock which would have been purchasable with the dividends on shares previously credited to the account at the closing price of the Common Stock on the New York Stock Exchange on the date each dividend was paid.

     3. Distributions. Distribution from the Merck Common Stock account will be valued at the closing price of Merck Common Stock on the New York Stock Exchange on the distribution date.

     B.   Mutual Funds
          ------------

     1. Initial Crediting. The amount allocated to each Mutual Fund shall be used to determine the full and partial Mutual Fund shares which such amount would purchase at the closing net asset value of the Mutual Fund shares on the Mandatory or Voluntary Deferral Date, whichever is applicable. The director's account will be credited with the number of full and partial Mutual Fund shares so determined.

          At no time during the deferral period will any Mutual Fund shares be purchased or earmarked for such deferred amounts nor will any rights of a shareholder exist with respect to such amounts.

     2. Dividends. Each director's account will be credited with the additional number of full and partial Mutual Fund shares which would have been purchasable, at the closing net asset value of the Mutual Fund shares as of the date each dividend is paid on the Mutual Fund shares, with the dividends which would have been paid on the number of shares previously credited to such account (including pro rata dividends on any partial shares).

     3. Distributions. Mutual Fund distributions will be valued based on the closing net asset value of the Mutual Fund shares on the distribution date.

     C.   Adjustments
          -----------

          In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company or a Mutual Fund, the number and kind of shares or units of such investment measurement method available under this Plan and credited to each director's account shall be adjusted accordingly.

IV.  REDESIGNATION WITHIN A DEFERRAL ACCOUNT

     A.   General
          -------

          A director may request a change in the measurement methods used to value all or a portion of his/her account other than Merck Common Stock. Amounts deferred using the Merck Common Stock method and any earnings attributable to such deferrals may not be redesignated. The change will be effective on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

     B.   When Redesignation May Occur
          ----------------------------

     1. During Active Service. There is no limit on the number of times a director may redesignate the portion of his/her deferred account permitted to be redesignated. Each such request shall be irrevocable and can be designated in whole percentages or as a dollar amount.

     2. After Death. Following the death of a director, the legal representative or beneficiary of such director may redesignate subject to the same rules as for active directors set forth in Article IV, Section B.1.

     C.   Valuation of Amounts to be Redesignated
          ----------------------------------------

          The portion of the director's account to be redesignated will be valued at its cash equivalent and such cash equivalent will be converted into shares or units of the other measurement method(s). For purposes of such redesignations, the cash equivalent of the value of the Mutual Fund shares shall be the closing net asset value of such Mutual Fund on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

V. REDESIGNATION OF DEFERRED AMOUNTS MEASURED BY CERTAIN MEASUREMENT METHODS ON FEBRUARY 1, 2001

     Prior to February 1, 2001, each director who has any part of his/her deferred account measured by the ten investment funds listed in the chart below may elect the investments by which such part of the deferred account will be measured as of February 1, 2001.

     If a director fails to make an election regarding amounts measured by those ten funds before February 1, 2001, then the amount in each such fund shall automatically be redesignated as of February 1, 2001, to the investments specified in the chart below as the replacement investments. The value to be redesignated will be the closing value on January 31, 2001 as determined in accordance with Article III.

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               Investment Fund to Be Replaced                 Replacement Investment Fund
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PIMCO Global Bond Institutional                               PIMCO Foreign Bond Institutional
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Vanguard Wellington Fund                                      Vanguard Asset Allocation
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Fidelity Magellan Fund                                        T. Rowe Price Blue Chip Growth Fund
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Sequoia Fund                                                  Fidelity Destiny I
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Scudder Growth & Income                                       Fidelity Destiny I
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T. Rowe Price Small-Cap Value Fund                            Fidelity Low-Priced Stock Fund
-------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Fund                        Putnam International Voyager A
-------------------------------------------------------------------------------------------------------
Templeton Growth Fund, Inc.                                   Putnam Global Equity A
-------------------------------------------------------------------------------------------------------
Templeton Developing Markets A                                American Century Emerging Markets Fund
-------------------------------------------------------------------------------------------------------
Fidelity Retirement Government Money Market                   Fidelity Retirement Money Market
-------------------------------------------------------------------------------------------------------

VI.    PAYMENT OF DEFERRED AMOUNTS

       A.     Payment
              -------

              All payments to directors of amounts deferred will be in cash in accordance with the distribution schedule elected by the director pursuant to Article II, Section D. Distributions shall be pro rata by measurement method. Distributions shall be valued on the fifteenth day of the distribution month (or, if such day is not a business day, the next business day) and paid as soon thereafter as possible.

       B.     Changes to Distribution Schedule Prior to Termination
              -----------------------------------------------------


              Upon the request of a director made at any time during the calendar year immediately preceding the calendar year in which service as a director is expected to terminate, the Committee on Directors of the Board of Directors ("Committee on Directors"), in its sole discretion, may authorize: (a) an extension of a payment period beyond that originally elected by the director not to exceed that otherwise allowable under Article II, Section D, and/or (b) a payment frequency different from that originally elected by the director. Such request may not be made with regard to amounts deferred after December 31, 1990 using the Merck Common Stock method and to any earnings attributable to such deferrals. Deferrals into Merck Common Stock made after December 31, 1990 and any earnings thereon may only be distributed in accordance with the schedule elected by the director under Article II, Section D or determined by the Committee on Directors under Article VII.

        C.    Post-Termination Changes to Distribution Schedule
              -------------------------------------------------

              Following termination of service as a director, each director may make one request for a further extension of the period for distribution of his/her deferred compensation. Such request must be received by the Committee on Directors prior to the first distribution to the participant under his/her previously elected distribution schedule. Any revised distribution schedule may not exceed the deferral period otherwise allowable under Article II, Section C. This request may be granted and a new payment schedule determined in the sole discretion of the Committee on Directors. Such request may not be made with regard to amounts deferred after December 31, 1990 using the Merck Common Stock Method and to any earnings attributable to such deferrals. Any retired director who is not subject to U.S. income tax may petition the Committee on Directors to change payment frequency, including a lump sum distribution, and the Committee on Directors may grant such petition if, in its discretion, it considers there to be reasonable justification therefor. Deferrals into Merck Common Stock made after December 30, 1990 and any earnings thereon may only be distributed in accordance with the schedule elected by the director under Article II, Section D or determined by the Committee on Directors under Article VII.

       D.     Forfeitures
              -----------

              A director's deferred amount attributable to the Mandatory Deferral Amount and earnings thereon shall be forfeited upon his or her removal as a director or upon a determination by the Committee on Directors in its sole discretion, that a director has:

              (i) joined the Board of, managed, operated, participated in a material way in, entered employment with, performed consulting (or any other) services for, or otherwise been connected in any material manner with a company, corporation, enterprise, firm, limited partnership, partnership, person, sole proprietorship or any other business entity determined by the Committee on Directors in its sole discretion to be competitive with the business of the Company, its subsidiaries or its affiliates (a "Competitor");

              (ii)  directly or indirectly acquired an equity interest of five
                    (5) percent or greater in a Competitor; or

              (iii) disclosed any material trade secrets or other material confidential information, including customer lists, relating to the Company or to the business of the Company to others, including a Competitor.

VII.   DESIGNATION OF BENEFICIARY

       In the event of the death of a director, the deferred amount at the date of death shall be paid to the last named beneficiary or beneficiaries designated by the director, or, if no beneficiary has been designated, to the director's legal representative, in one or more installments as the Committee on Directors in its sole discretion may determine.


VIII.  PLAN AMENDMENT OR TERMINATION

       The Committee on Directors shall have the right to amend or terminate this Plan at any time for any reason.

                                   SCHEDULE A

                              MEASUREMENT METHODS
                  (Effective July 1, 1999 - January 31, 2001)



     Merck Common Stock

     Mutual Funds


          Acorn Fund
          Fidelity Destiny I
          Fidelity Equity Income Fund
          Fidelity Magellan Fund
          Fidelity Retirement Government Money Market
          Fidelity Spartan Government Income
          Fidelity Spartan U.S. Equity Index Fund
          PIMCO Long Term US Government Institutional
          PIMCO Total Return Institutional
          PIMCO Global Bond Institutional
          Scudder Growth & Income Fund
          Sequoia Fund
          T. Rowe Price Small-Cap Value Fund
          T. Rowe Price International Stock Fund
          Templeton Developing Markets A
          Templeton Growth Fund, Inc. I
          Vanguard Wellington Fund

                                   SCHEDULE A

                              MEASUREMENT METHODS

                               (February 1, 2001)


     Merck Common Stock

     Mutual Funds

          Acorn Fund
          American Century Emerging Markets Fund
          Europacific Growth Fund
          Fidelity Destiny I
          Fidelity Dividend Growth
          Fidelity Equity Income Fund
          Fidelity Low-Priced Stock Fund
          Fidelity Retirement Money Market
          Fidelity Spartan Government Income
          Fidelity Spartan U.S. Equity Index
          Franklin Small Cap Growth A
          Janus Enterprise
          Janus Growth & Income
          PIMCO Foreign Bond Institutional
          PIMCO Long Term US Government Institutional
          PIMCO Total Return Institutional
          Putnam Global Equity A
          Putnam International Voyager A
          Putnam Vista A
          T. Rowe Price Blue Chip Growth Fund
          Vanguard Asset Allocation
          Vanguard U.S. Growth Portfolio